AMENDMENT #1

TO STANDARD FORM COMMERCIAL LEASE

BETWEEN GIFFORD INVESTMENTS, INC., AND

CERAMICS PROCESS SYSTEMS CORPORATION

COMMENCING ON MARCH 1, 2006

In Schedule C, the words “by September 1, 2007” are hereby replaced with “between June 1, 2009 and September 30, 2009”

LESSOR:

Gifford Investments, Inc.

By: /s/ Donald A. Roach

Date: November 7, 2008

LESSEE:

CPS Technologies Corporation

By: /s/ Grant C. Bennett

Date: November 7, 2008